INVENTORIES - Components of inventory at net realizable value (Details) - BRL (R$) R$ in Thousands	Dec. 31, 2018	Dec. 31, 2017
INVENTORIES
Finished products	R$ 3,985,964	R$ 3,026,556
Work in progress	1,688,794	1,302,152
Raw materials	2,296,074	1,703,013
Storeroom supplies	784,517	298,100
Imports in transit	426,044	375,139
Allowance for adjustments to net realizable value	(13,704)	(3,556)
Total current inventories	R$ 9,167,689	R$ 6,701,404